October 1, 2008

DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

Supplement to Prospectus dated October 1, 2008

The following information replaces the third paragraph of the section of the Fund's Prospectus entitled "Management – Investment Adviser":

Douglas Gaylor is the fund's primary portfolio manager. Mr. Gaylor has been with Dreyfus since 1996 and is the primary portfolio manager for a number of national and state-specific Dreyfus municipal bond funds. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio manager's ownership of fund shares.

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